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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 4, 2006


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

        Colorado                     1-12551                   84-1250533
------------------------           ------------            -------------------
(State of Incorporation)           (Commission               (IRS Employer
                                   File Number)            Identification No.)


8310 S. Valley Highway #400 Englewood, CO                         80112
-----------------------------------------                      ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (303) 790-8023

                               Not Applicable
             -------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 4, 2006, Cenveo, Inc. (the "Company") appointed:

         o Thomas W. Oliva, a member of its board of directors and Vice Chairman, as President

         o   Timothy Davis as Senior Vice President, General Counsel and
             Secretary

         o   Harry Vinson as Senior Vice President, Purchasing

         Mr. Oliva, who is 48, has served as the Company's Vice Chairman and President, Envelope and Resale, since September 2005. From December 2002 until January 2004, he was the President and Chief Operating Officer of Moore Wallace Inc., a commercial printing company. From June 2002 until December 2002, he was the Group President of the outsourcing division of Moore Corporation Limited (Moore Corporation Limited acquired Wallace Computer Services, Inc. and changed its name to Moore Wallace Inc. during
2003). From December 2000 until December 2002, he was the Group President of the Forms and Labels Division of Moore Corporation Limited. From January 2000 until May 2000, Mr. Oliva was the Group President for the Gravure Catalog and Magazine Division of Quebecor World, Inc., a commercial printing company.

         Mr. Davis, who is 51, was from July 1989 through December, 2005 Senior Vice President, General Counsel and Secretary of American Color Graphics, Inc., a commercial printing company.

         Mr. Vinson, who is 44, has worked for the Company since September 2005. From October 2003 until September 2005, he was a General Manager in the sheetfed operation for MAN Roland North America, a printing press manufacturer. From February 2002 until June 2003, he was a Senior Vice President and General Manager at Moore Wallace Inc. (Moore Corporation Limited acquired Wallace Computer Services, Inc. and changed its name to Moore Wallace Inc. during 2003). From October 1999 until February 2002, he was a Vice President of Sales at Quebecor World, Inc., a commercial printing company. From February 1990 until October 1999, he was a Vice President of Sales at World Color Press, Inc., a commercial printing company which was acquired by Quebecor Printing Inc. during October 1999 (after the acquisition, Quebecor Printing changed its name to Quebecor World, Inc.).

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2006


                                CENVEO, INC.



                                By:   /s/ Sean S. Sullivan
                                   --------------------------
                                      Sean S. Sullivan
                                      Chief Financial Officer



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